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Exhibit 10.16

                                August 18, 1995

Robin L. Moroz
56 Pinecliff Road
Weymouth, MA  02189

Dear Ms. Moroz:

         Reference is made to the letter agreement between you and the undersigned dated August 18, 1995 (the "Agreement") relating to payments to you in the event of a change of control of Ground Round Restaurants, Inc.

         Effective as of the date HM Holdings, Inc. transfers its stock ownership in the corporation to U.S. Industries, Inc., Section 3(b) of the Agreement shall be amended as follows: the words "HM Holdings, Inc." shall be replaced by the words "U.S. Industries, Inc." and the word "HMH" shall be replaced by the word "USI".

         Except as hereby amended, the Agreement shall continue in full force and effect.

         If you are in agreement with the foregoing, please so indicate by signing and returning to the corporation the enclosed copy of this letter whereupon this letter shall constitute a binding agreement under seal between you and the corporation.

                                         Very truly yours,

                                         GROUND ROUND RESTAURANTS, INC.



                                         By:
                                             -----------------------------------

AGREED:

/s/ Robin L. Moroz
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Robin L. Moroz